UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

            --------------------------------------------------------


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                        Date of Report: August 28, 2009
                       (Date of earliest event reported)



                            Forgent Networks, Inc.
            (Exact name of registrant as specified in its charter)



              TX                      0-20008                 74-2415696
  (State or other jurisdiction      (Commission              (IRS Employer
        of incorporation)           File Number)         Identification Number)



	108 Wild Basin Rd			              78746
(Address of principal executive		    	            (Zip Code)
            offices)



                                512-437-2700
              (Registrant's telephone number, including area code)



                               Not Applicable
          (Former Name or Former Address, if changed since last report)



 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On August 28, 2009, at Asure Software's (the "Company") Annual Meeting of Stockholders, the Company's shareholders,

	(1) voted to elected Pat Goepel, Bob Graham, Jeff Vogel, Adrian Pertierra, Cornelius Ferris and David Sandberg to serve as the Company's Board of Directors and

	(2) voted not to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending August 31, 2009.

On August 31, 2009 the Company announced that it had dismissed all claims of the Federal Lawsuit against eighteen of its shareholders.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
             None
(b) Pro forma financial information:
             None
(c) Shell company transactions:
             None
(d) Exhibits
            99.1 Asure Software Press Release Dated August, 31 2009

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 3, 2009			FORGENT NETWORKS, INC.

						By:  /s/ Nancy L. Harris
						     Nancy L. Harris